EXHIBIT 99.1

A10 Networks Reports Second Quarter 2020 Financial Results
Second Quarter Revenue of $52.5 Million; GAAP Net Income of $3.8 Million, GAAP EPS of $0.05, non-GAAP Net Income of $7.1 Million, non-GAAP EPS of $0.09 and Cash Flow from Operations of $10.5 Million

SAN JOSE, Calif., July 28, 2020 -- A10 Networks (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its second quarter ended June 30, 2020.

Second Quarter 2020 Financial Summary
1.Revenue of $52.5 million, up 7% year-over-year.
2.GAAP gross margin of 78.2%; non-GAAP gross margin of 78.8%.
3.GAAP operating expenses of $37.2 million, declined sequentially from $41.8 million in the first quarter of 2020; non-GAAP operating expenses of $34.1 million.
4.GAAP net income of $3.8 million, or $0.05 per share, compared with GAAP net loss of $(5.8) million, or $(0.08) per share in the second quarter of 2019; non-GAAP net income of $7.1 million, or $0.09 per basic and diluted share.
5.Adjusted EBITDA of $9.8 million, an improvement of more than $8.4 million compared with $1.3 million in Adjusted EBITDA in the second quarter last year.
6.Ended the quarter with $143.4 million in cash, cash equivalents and marketable securities, compared to $129.9 million dollars as of December 31, 2019.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“A10 continues to make progress on our business model transformation, resulting in improved earnings power, amidst an uncertain environment,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “To date, we have successfully navigated the challenges related to the pandemic and associated economic disruptions. Demand remains strong, though sales cycles, particularly in Asia, have been elongated. Increasingly, our global footprint and customer mix serve as important and durable competitive advantages. We were able to offset revenue declines from Japan and Asia Pacific regions with improvements from North America and EMEA. We maintain a strong market position with service providers and their investment cycles which can last multiple years and result in variable demand levels within a 90-day period.”

“We continue to focus on execution and efficiency to maximize profitability while investing in innovation for our customers,” continued Mr. Trivedi. “On a non-GAAP basis, during the quarter we achieved an $8.2 million improvement in operating income, a $7.4 million improvement in net income, and an $8.4 million improvement in Adjusted EBITDA, on a $3.3 million improvement in revenue compared with the same period last year. We have already achieved our stated goal of eliminating $10 million in operating expenses, with a reduction of over $11 million in the first six months of 2020 compared with the same period in 2019, and we now expect to reduce opex by at least $14 million for the full year. This enhanced operating leverage and global customer mix coupled with our strong balance sheet, with $143.4 million in cash and marketable securities and no debt, positions us well to weather these storms while investing in innovation for our customers. I am truly excited about our growth opportunities with a refreshed portfolio and go-to-market model, including the recently announced partnership with Dell.”

Conference Call Information
A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its second quarter 2020 financial results and outlook for its third quarter 2020. Open to the public, investors may access the call by dialing +1-844-792-3728 or +1-412-317-5105. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the call, will run for five business days, and may be accessed by dialing +1-877-344-7529 or +1-412-317-0088 and entering the passcode 10145938. The supplemental financials will be accessible from the “Investor Relations” section of the A10 Networks website prior to the commencement of the conference call.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding an increasingly efficient organization, an increase in demand for our products, the impact of Covid-19 on our business and near-term visibility, our position to weather the current environment, our continued efforts to improve our profitability, growth opportunities, customer trends, and our ability to achieve our stated goal of eliminating $14 million in operating expenses on an annual basis. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include public health requirements in response to the outbreak of Covid-19 and the impact on our business and operations, which is evolving and beyond our control, and the timing of customer orders and product shipments; members of our management team or a significant number of our global employee base becoming ill with Covid-19; changes in government regulations and mandates to address Covid-19 that may adversely impact our ability to continue to operate without disruption; a significant decline in global macroeconomic conditions that have an adverse impact on our business and financial results; challenges to our infrastructure because of the number of employees working from remote locations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 10, 2020. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income (loss) divided by our basic and diluted weighted-average shares outstanding.  We define non-GAAP gross profit as our GAAP gross profit excluding stock-based compensation and related payroll tax. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation, and related tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define non-GAAP operating margin as our non-GAAP operating income (loss) divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation, and related tax, (ii) amortization expense related to acquisition, (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation, (iv) restructuring expense, and related tax, and (v) non-recurring facilities expense. We define Adjusted EBITDA as our GAAP net income (loss) excluding (i) interest expense, (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) provision for income taxes, (v) stock-based compensation and related payroll tax, (vi) litigation settlement and internal investigation expense (vii) restructuring expense, and related tax, and (viii) non-recurring facilities expense.

We have included our non-GAAP net income (loss), non-GAAP gross profit and gross margin, non-GAAP operating income (loss) and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit www.a10networks.com and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink
FNK IR
646.809.4048
aten@fnkir.com

Tom Constantino
Chief Financial Officer
investors@a10networks.com
Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue:
Products	$29,214	$26,785	$59,950	$55,015
Services	23,286	22,404	46,314	44,464
Total revenue	52,500	49,189	106,264	99,479
Cost of revenue:
Products	6,544	6,891	13,485	14,407
Services	4,878	4,380	10,079	9,114
Total cost of revenue	11,422	11,271	23,564	23,521
Gross profit	41,078	37,918	82,700	75,958
Operating expenses:
Sales and marketing	18,476	23,626	39,097	48,109
Research and development	13,450	14,617	28,765	30,783
General and administrative	5,237	6,099	11,132	14,457
Total operating expenses	37,163	44,342	78,994	93,349
Income (loss) from operations	3,915	(6,424)	3,706	(17,391)
Non-operating income (expense):
Interest expense	(1)	(37)	(1)	(192)
Interest and other income, net	228	776	459	143
Total non-operating income (expense), net	227	739	458	(49)
Income (loss) before provision for income taxes	4,142	(5,685)	4,164	(17,440)
Provision for income taxes	334	86	653	603
Net income (loss)	$3,808	$(5,771)	$3,511	$(18,043)
Net income (loss) per share:
Basic	$0.05	$(0.08)	$0.04	$(0.24)
Diluted	$0.05	$(0.08)	$0.04	$(0.24)
Weighted-average shares used in computing net income (loss) per share:
Basic	78,178	75,712	78,119	75,263
Diluted	79,982	75,712	79,930	75,263

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP net income (loss)	$3,808	$(5,771)	$3,511	$(18,043)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,075	5,049	6,316	8,945
Amortization expense related to acquisition	253	253	506	506
Litigation and investigation expense	—	173	30	1,049
Non-recurring facilities expense	—	—	795	—
Non-GAAP net income (loss)	$7,136	$(296)	$11,158	$(7,543)

GAAP net income (loss) per share:
Basic	$0.05	$(0.08)	$0.04	$(0.24)
Diluted	$0.05	$(0.08)	$0.04	$(0.24)
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	0.04	0.07	0.08	0.12
Amortization expense related to acquisition	0.00	0.01	0.01	0.01
Litigation and investigation expense	—	0.00	0.00	0.01
Non-recurring facilities expense	—	—	0.01	—
Non-GAAP net income (loss) per share:
Basic	$0.09	$(0.00)	$0.14	$(0.10)
Diluted	$0.09	$(0.00)	$0.14	$(0.10)
Weighted-average shares used in computing non-GAAP net income (loss) per share:
Basic	$78,178	$75,712	$78,119	$75,263
Diluted	$79,982	$75,712	$79,930	$75,263

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, on a GAAP Basis)

	June 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$65,846	$45,742
Marketable securities	77,544	84,180
Accounts receivable, net of allowances of $818 and $52, respectively	45,895	53,566
Inventory	22,159	22,384
Prepaid expenses and other current assets	11,342	15,067
Total current assets	222,786	220,939
Property and equipment, net	7,033	7,656
Goodwill	1,307	1,307
Intangible assets, net	1,584	2,305
Other non-current assets	39,898	41,846
Total assets	$272,608	$274,053
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,850	$7,592
Accrued liabilities	23,493	27,756
Deferred revenue	65,915	62,233
Total current liabilities	96,258	97,581
Deferred revenue, non-current	39,083	38,931
Other non-current liabilities	26,407	28,754
Total liabilities	161,748	165,266
Commitments and contingencies
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 77,519 and 77,580 shares issued and outstanding, respectively	1	1
Treasury stock, at cost	(18,226)	(4,890)
Additional paid-in-capital	415,166	403,490
Accumulated other comprehensive income (loss)	473	251
Accumulated deficit	(286,554)	(290,065)
Total stockholders' equity	110,860	108,787
Total liabilities and stockholders' equity	$272,608	$274,053

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Six Months Ended June 30,
	2020	2019
Cash flows from operating activities:
Net income (loss)	$3,511	$(18,043)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	6,096	4,982
Stock-based compensation	6,009	8,824
Other non-cash items	(432)	(310)
Changes in operating assets and liabilities:
Accounts receivable	8,442	8,802
Inventory	(92)	(5,045)
Prepaid expenses and other assets	2,662	63
Accounts payable	(776)	(434)
Accrued and other liabilities	(6,610)	(9,372)
Deferred revenue	3,834	(175)
Other	9	123
Net cash provided by (used in) operating activities	22,653	(10,585)
Cash flows from investing activities:
Proceeds from sales of marketable securities	3,160	16,134
Proceeds from maturities of marketable securities	16,549	19,250
Purchases of marketable securities	(12,982)	(29,557)
Purchases of property and equipment	(1,549)	(2,303)
Net cash provided by investing activities	5,178	3,524
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	5,609	3,260
Repurchase of common stock	(13,336)	—
Other	—	(2)
Net cash provided by (used in) financing activities	(7,727)	3,258
Net increase (decrease) in cash and cash equivalents	20,104	(3,803)
Cash and cash equivalents—beginning of period	$45,742	$40,621
Cash and cash equivalents—end of period	$65,846	$36,818

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP gross profit	$41,078	$37,918	$82,700	$75,958
GAAP gross margin	78.2%	77.1%	77.8%	76.4%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	298	468	799	792
Non-GAAP gross profit	$41,376	$38,386	$83,499	$76,750
Non-GAAP gross margin	78.8%	78.0%	78.6%	77.2%

RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES TO
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP total operating expenses	$37,163	$44,342	$78,994	$93,349

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	2,777	4,581	5,517	8,153
Amortization expense related to acquisition	253	253	506	506
Litigation and investigation expense	—	173	30	1,049
Non-recurring facilities expense	—	—	795	—
Non-GAAP total operating expenses	$34,133	$39,335	$72,146	$83,641

RECONCILIATION OF GAAP INCOME (LOSS) FROM OPERATIONS
TO NON-GAAP OPERATING INCOME (LOSS)
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP income (loss) from operations	$3,915	$(6,424)	$3,706	$(17,391)
GAAP operating margin	7.5%	(13.1)%	3.5%	(17.5)%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,075	5,049	6,316	8,945
Amortization expense related to acquisition	253	253	506	506
Litigation and investigation expense	—	173	30	1,049
Non-recurring facilities expense	—	—	795	—
Non-GAAP operating income (loss)	$7,243	$(949)	$11,353	$(6,891)
Non-GAAP operating margin	13.8%	(1.9)%	10.7%	(6.9)%

RECONCILIATION OF GAAP NET INCOME (LOSS) TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP net income (loss)	$3,808	$(5,771)	$3,511	$(18,043)
Exclude: Interest expense	1	37	1	192
Exclude: Interest and other (income) expense, net	(228)	(776)	(459)	(143)
Exclude: Depreciation and amortization expense	2,785	2,535	6,096	4,982
Exclude: Provision for income taxes	334	86	653	603
EBITDA	6,700	(3,889)	9,802	(12,409)
Exclude: Stock-based compensation and related payroll tax	3,075	5,049	6,316	8,945
Exclude: Litigation and investigation expense	—	173	30	1,049
Exclude: Non-recurring facilities expense	—	—	795	—
Adjusted EBITDA	$9,775	$1,333	$16,943	$(1,909)